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                                                                    EXHIBIT 23.1



                          ACCOUNTANT'S CONSENT


The Board of Directors
IWL Communications, Inc.:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                            KPMG Peat Marwick LLP



Houston, Texas
May 9, 1997